UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BIOGEN INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on June 12, 2018.

BIOGEN INC.

BIOGEN INC. 225 BINNEY STREET CAMBRIDGE, MA 02142

Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 17, 2018
Date: June 12, 2018 Time: 9:00 a.m. Eastern Time
Location: Biogen Inc. 225 Binney Street Cambridge, Massachusetts 02142 Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/BIIB2018.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
2018 NOTICE AND PROXY STATEMENT 2017 ANNUAL REPORT WITH FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 29, 2018 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet:
Before The Meeting:	Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
During The Meeting:	Go to www.virtualshareholdermeeting.com/BIIB2018. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board recommends a vote FOR the following proposals:

1.	Election of Directors. To elect the eleven director nominees numbered 1a through 1k to serve for a one-year term extending until the 2019 annual meeting of stockholders and their successors are duly elected and qualified.

	1a.	Alexander J. Denner

	1b.	Caroline D. Dorsa

	1c.	Nancy L. Leaming

	1d.	Richard C. Mulligan

	1e.	Robert W. Pangia

	1f.	Stelios Papadopoulos

	1g.	Brian S. Posner

	1h.	Eric K. Rowinsky

	1i.	Lynn Schenk

	1j.	Stephen A. Sherwin

	1k.	Michel Vounatsos

2.	To ratify the selection of PricewaterhouseCoopers LLP as Biogen Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

3.	Say on Pay - To approve an advisory vote on executive compensation.

The Board recommends a vote AGAINST the following stockholder proposals:

4.	Stockholder proposal requesting certain proxy access bylaw amendments.

5.	Stockholder proposal requesting a report on the extent to which risks related to public concern over drug pricing strategies are integrated into incentive compensation arrangements.